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Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Michael A. Feinstein, M.D., Chief Executive Officer of Nocopi Technologies, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Nocopi Technologies, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

         a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us, particularly during the period in which this quarterly report is being prepared;

         b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

         c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions): all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and the registrant's other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          Date: May 15, 2003                 Michael A. Feinstein, M.D.
                                             ------------------------------
                                             Michael A. Feinstein, M.D.
                                             Chief Executive Officer


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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Rudolph A. Lutterschmidt, Vice President and Chief Financial Officer of Nocopi Technologies, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Nocopi Technologies, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

         a) designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us, particularly during the period in which this quarterly report is being prepared;

         b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

         c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions): all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and the registrant's other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

         Date: May 15, 2003           Rudolph A. Lutterschmidt
                                      ----------------------------
                                      Rudolph A. Lutterschmidt
                                      Vice President & Chief Financial Officer



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                            NOCOPI TECHNOLOGIES, INC.

                         OFFICERS' STATEMENT PURSUANT TO
                   REQUIREMENTS OF SARBANES-OXLEY ACT OF 2002

         Each of the undersigned, the Chief Executive Officer and Chief Financial Officer, respectively, of Nocopi Technologies, Inc. ("Registrant"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. Section 1350, hereby certifies as follows:

         To my knowledge: (1) the periodic report of Registrant accompanying this statement fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d); and (2) the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: May 15, 2003                          /s/ Michael A. Feinstein, M.D.
                                            ------------------------------
                                            Michael A. Feinstein, M.D.
                                            Chairman of the Board
                                            (Chief Executive Officer)


Date: May 15, 2003                          /s/ Rudolph A. Lutterschmidt
                                            ----------------------------
                                            Rudolph A. Lutterschmidt
                                            Chief Financial Officer